UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2018

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement

On August 21, 2018, Exact Sciences Corporation (the “Company”) entered into a Promotion Agreement (the “Agreement”) with Pfizer, Inc. (“Pfizer”).

Pursuant to the Agreement, (1) Pfizer will promote the Company’s Cologuard colorectal cancer screening test (the “Product”) and provide certain other sales and marketing services, (2) the parties commit to invest specified amounts in the advertising and promotion of the Product, (3) during the term of the Agreement, the Company is obligated to pay Pfizer a promotion fee based on incremental gross profits related to the Product over specified baselines (with a minimum guaranteed promotion fee per year as specified in the Agreement), and (4) for a specified period after the expiration or termination of the Agreement, subject to certain exceptions, the Company is obligated to pay Pfizer a royalty on Product-related revenues as specified in the Agreement. The initial term of Agreement runs through December 31, 2021.

The promotion fee is payable to Pfizer on a quarterly basis and is equal to 50% of (1) Laboratory Service Revenue minus Baseline Laboratory Service Revenue multiplied by (2) Gross Margin Percent (as such terms are defined in the Agreement), subject to certain minimum and maximum Gross Margin Percent amounts.

A copy of the Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

The press release issued by the Company on August 22, 2018 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 filed herewith is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.             Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Promotion Agreement by and between Exact Sciences Corporation and Pfizer Inc. dated August 21, 2018.

99.1	Press release, dated August 22, 2018, issued by Exact Sciences Corporation, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: August 22, 2018	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer